UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A
Amendment No. 1

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:	September 28, 2009
(Date of earliest event reported)	(July 22, 2009)

Multimedia Games, Inc.
(Exact name of Registrant as Specified in its Charter)

000-28318
(Commission File Number)

Texas	74-2611034
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

206 Wild Basin Road South, Bldg. B, Suite 400, Austin, Texas	78746
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 334-7500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act 17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On July 23, 2009, Multimedia Games, Inc. (the “Company”) filed a Form 8-K (the “Initial Form 8-K”) that included an exhibit for which confidential treatment was requested from the Securities and Exchange Commission.  The sole purpose of this amendment is to refile Exhibit 10.1, for which confidential treatment was requested, to include information that was previously redacted pursuant to the confidential treatment request.  Exhibit 10.1 hereto supersedes in its entirety Exhibit 10.1 previously filed on the Initial Form 8-K.  Other than disclosing information that was previously redacted, the exhibit filed on this Form 8-K/A remains unchanged from the exhibit filed on the Initial Form 8-K.  The Company is no longer seeking confidential treatment for any portion of the exhibit.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Third Amendment to Credit Agreement by and among MGAM Systems, Inc., MegaBingo, Inc. and Comerica Bank, dated as of July 22, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MULTIMEDIA GAMES, INC.

Dated: September 28, 2009	By:	/s/ Uri L. Clinton
Uri L. Clinton
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Third Amendment to Credit Agreement by and among MGAM Systems, Inc., MegaBingo, Inc. and Comerica Bank, dated as of July 22, 2009.